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                                    ORIGINAL

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 19, 1995


                          FIRST EVERGREEN CORPORATION
             (Exact name of Registrant as specified in its charter)


      Delaware                        2-94209                  36-2952700
      --------                        -------                  ----------
(State or other jurisdiction        (Commission              (I.R.S. Employer
incorporation of organization)        File No.)             Identification No.)


3101 West 95th Street, Evergreen Park, Illinois  60805
(Address of principal executive offices)


Registrant's telephone number,
including area code                                          (708) 422-6700

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ITEM 4.  Changes In Registrant's Certifying Accountant


         a) On December 19, 1995, the Board of Directors of First Evergreen Corporation engaged the accounting firm of Ernst & Young LLP as its Certified Public Accountants for 1996. The work of Arthur Andersen LLP will be terminated upon filing of 1995 Form 10-K.

         b) During the two most recent fiscal years, and interim period subsequent to December 31, 1994, there have been no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any reportable events.

         c) Arthur Andersen's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         d) The Registrant has requested that Arthur Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Arthur Andersen's letter to the Securities and Exchange Commission, dated December 26, 1995, is filed as
Exhibit 16, hereto.



ITEM 7.  Financial Statements and Exhibits


         c)  Exhibits

             (16) Letter from the independent Certified Public Accountant pursuant to Item 4(d).
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                                   Signatures



Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             FIRST EVERGREEN CORPORATION




Dated:  December 22, 1995                By: /s/ Stephen M. Hallenbeck
                                             -----------------------------------
                                             Stephen M. Hallenbeck
                                             Secretary/Treasurer

                                             Signing on behalf of the Registrant
                                             as primary financial officer.